UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

          FOR REGISTRATIONOF CERTAIN CLASSES OF SECURITIES PURSUANT TO
           SECTION 12(b) or (g) OF THE SECURITIES EXCHANGE ACT OF 1934


                           DARLING INTERNATIONAL INC.

             (Exact name of registrant as specified in its charter)

Delaware                                                       36-2495346
(State or other jurisdiction                                   (I.R.S. Employer
of incorporation or organization)                              Identification
                                                               Number)
251 O'Connor Ridge Blvd.
Suite 300
Irving, Texas                                                  75038
(Address of principal executive offices)                       (Zip Code)


If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ( X )

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ( )

Securities Act registration statement file number to which this form relates:
        --------------------------
                (if applicable)


Securities to be registered pursuant to Section 12(b) of the Act:


          Title of each class           Name of each exchange on which
          to be so registered           each class is to be registered
     -----------------------------     ---------------------------------

     common stock, par value $0.01          American Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:


                                      None

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

                   DARLING INTERNATIONAL INC. AND SUBSIDIARIES
                                    FORM 8-A



ITEM 1.         DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The  information  required  by Item 1 is set forth  under  the  caption
"Description of Capital Stock" in the Final Prospectus forming a part of Amendment No. 1 to the Registrant's Registration Statement on Form S-1
(Registration Number 33-79478), filed on July 15, 1994, pursuant to the Securities Act of 1933, as amended, which description is incorporated herein by reference.


ITEM 2.  EXHIBITS.

             None.


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

                                   SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       DARLING INTERNATIONAL INC.
                                       Registrant



Date:  September 4, 1997              By:  /s/  Dennis B. Longmire
                                         -----------------------------
                                                Dennis B. Longmire
                                                Chairman and
                                                Chief Executive Officer



Date: September 4, 1997               By:   /s/  John R Witt
                                          ----------------------------
                                                 John R. Witt
                                                 Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)


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